Disposal of business	12 Months Ended
Dec. 31, 2021
Non-current assets or disposal groups classified as held for sale or as held for distribution to owners [abstract]
Disposal of business	Disposal of businessDuring the year, Barclays Bank PLC sold its investment in Barclays Insurance Guernsey PCC to Barclays Principal Investments Limited, a fellow Barclays PLC Group company, at its fair value of £65m. The Barclays Bank Group recorded a loss on disposal of £10m.